Exhibit 32.2

AMERICAN CLEAN RESOURCES GROUP, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Luke McPherson, Chief Financial Officer of American Clean Resources Group, Inc. (Company), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

●	the Annual Report on Form 10-K of the Company for the year ended December 31, 2025 (Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

●	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: March 31, 2026

By:	/s/ LUKE MCPHERSON
Luke McPherson
Chief Financial Officer
(Principal Financial Officer)